EXHIBIT 23.4


                       [LETTERHEAD OF ARTHUR ANDERSEN LLP]






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Proxy Statement-Prospectus of our report dated January 31, 1997 included in Continental Bank's 1996 Annual Report on Form F-2 and to all references to our firm included in this Proxy Statement-Prospectus.



                                      /s/  Arthur Andersen LLP
                                           ARTHUR ANDERSEN LLP



New York, NY
July 1, 1997